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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported)  November 20, 1998
                                                         -----------------

                               China Pacific, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

        0-26232                                           87-0429945
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(Commission File Number)                       (IRS Employer Identification No.)

          Chengdu Iron & Steel Office Building, Qingbaijiang District,
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                        Chengdu, Sichuan Provinces, China
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code      (86) (28) 330-6590
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  RESIGNATION OF REGISTRANT'S CERTIFYING ACCOUNTANTS.

         The Board of Directors approved the appointment of Deloitte & Touche LLP as its independent accountants for 1998. Arthur Andersen & Co., previously the Company's independent accountants has resigned.

ITEM 7.  EXHIBITS.

         (c)  Exhibits.

         16.  Letter from Arthur Andersen & Co.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              China Pacific, Inc.
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                                                 (Registrant)

Date     December 18, 1998             By: /s/ Thomas Tong
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                                           Acting President
                                           Chief Financial Officer